                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 10, 2002

                          SIERRA HEALTH SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Nevada                          1-8865                  88-0200415
----------------------------      ------------------------   -------------------
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)

         2724 North Tenaya Way
             Las Vegas, Nevada                                    89128
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (702) 242-7000

                        Item 9. Regulation FD Disclosure

On Wednesday,  May 15, 2002,  beginning at 9:00 a.m. Eastern Time, Sierra Health
Services,  Inc. will host a conference for research  analysts,  money  managers, investment bankers and others from the institutional  investment community.  The
broadcast   may  be   accessed   through   the   Sierra's   Investors   page  at
www.sierrahealth.com.

Anyone  listening to Sierra  management  presentations  will be presumed to have read Sierra's  Annual  Report on Form 10-K for the year ended  December 31, 2001 and Quarterly Report on Form 10-Q for the period ended March 31, 2002.

Any statements made or issued that are not historical facts are  forward-looking and should be  considered  in  connection  with  certain  cautionary  statements contained  in our  Annual  Report on Form 10-K for the year ended  December  31,
2001. Such  statements are made pursuant to the "safe harbor"  provisions of the
Private  Securities  Litigation  Reform Act of 1995 and identify  important risk factors  that could  cause our actual  results to differ  materially  from those expressed in any projected,  estimated or forward-looking statements relating to
Sierra.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                          SIERRA HEALTH SERVICES, INC.
                                    --------------------------------------------
                                                  (Registrant)

Date:  May 10, 2002                       /S/ PAUL H. PALMER
                                    --------------------------------------------
                                          Paul H. Palmer
                                          Vice President
                                          Chief Financial Officer and Treasurer
                                          (Chief Accounting Officer)